Employee Benefit Obligations - Summary of Post-Employment Obligations Associated with Defined Benefits Plan (Detail) - CLP ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
EMPLOYEE BENEFIT OBLIGATIONS
Compensation for years of services	$ 14,354,260	$ 9,872,878
Health Plans	3,063,854	3,143,113
Energy Supply Plans	1,725,159	1,594,984
Total Post-employment obligations, net	$ 19,143,273	$ 14,610,975